UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 12, 2011
ORBITZ WORLDWIDE, INC.
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-33599	20-5337455

(Commission File Number)	(I.R.S. Employer Identification No.)

500 W. Madison Street, Suite 1000, Chicago, Illinois	60661

(Address of Principal Executive Offices)	(Zip Code)
(312) 894-5000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Orbitz Worldwide, LLC, a wholly-owned subsidiary of Orbitz Worldwide, Inc. (the “Company”), and American Express have signed an agreement whereby the Company will provide private label services for the American Express Consumer Travel Network (www.americanexpress.com/travel). The Company will develop a highly customized site that offers consumers a complete online travel solution, including air, car, hotel, dynamic packaging, and activities & services, while leveraging the unique programs and benefits that American Express provides to its cardmembers including Fine Hotels & Resorts and double Membership Rewards when booking online.
Once implemented, the partnership is expected to deliver increased sales volumes overall and hotel room night growth for the Company, which supports our strategic initiative to expand our hotel business. The Company expects to begin providing private label services for the American Express Consumer Travel Network in the second half of 2012 with no interruption in service during the transition.
Forward-Looking Statements
This Form 8-K contains forward-looking statements that involve risks, uncertainties and other factors concerning, among other things, the Company’s expected performance and benefits that may be realized from the partnership, the expected operational timeframe and the Company’s objectives, expectations and intentions and other statements contained in this Form 8-K that are not historical facts. The Company’s actual results could differ materially from the results expressed or implied by such forward-looking statements. The potential risks, uncertainties and other factors that could cause actual results to differ from those expressed by the forward-looking statements in this Form 8-K include, but are not limited to, the economic recession and general state of the financial markets; competition in the travel industry; factors affecting the level of travel activity, particularly air travel volume; the termination of any major supplier’s participation on the company’s websites; maintenance and protection of the Company’s information technology and intellectual property; the outcome of pending litigation; the Company’s level of indebtedness; risks associated with doing business in multiple currencies; trends in the travel industry; and general economic and business conditions. More information regarding these and other risks, uncertainties and factors is contained in the section entitled “Risk Factors” in the Company’s filings with the Securities and Exchange Commission (“SEC”) which are available on the SEC’s website at www.sec.gov or the Company’s Investor Relations website at www.orbitz-ir.com. You are cautioned not to unduly rely on these forward-looking statements, which speak only as of the date of this Form 8-K. All information in this Form 8-K is as of September 12, 2011, and the Company undertakes no obligation to publicly revise any forward-looking statement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 12, 2011	ORBITZ WORLDWIDE, INC.
	By:	/s/ Barney Harford
		Name:	Barney Harford
		Title:	Chief Executive Officer and Director